EXHIBIT 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robin W. Devereux his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself or herself individually or on behalf of each of any affiliate of Summit Partners, L.P. that is not a portfolio company, including without limitation those entities listed on the attached Exhibit A, on matters relating to:

(a)
Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rule 144 promulgated under the Securities Act of 1933, as amended (the “33 Act”) and any and all regulations promulgated thereunder,  including filings with the Securities and Exchange Commission pursuant thereto;

(b)	any written ballot or proxy with respect to any investment securities owned beneficially or of record by any such entities;

(c)	such filings required pursuant to the Internal Revenue Code of 1986, as amended, and any related regulations, pertaining to such entities

(d)	economic exhibits relating to such entities; and

(e)	the PATRIOT Act.

and to file the same, with all exhibits thereto, and any other documents in connection therewith, with, as applicable, (i) the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, and/or (ii) the Internal Revenue Service, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or she might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.  Said attorney-in-fact is entitled to amend Exhibit A from time to time to reflect additional affiliates of Summit Partners, L.P. that are not portfolio companies.

The undersigned hereby acknowledges that this Power of Attorney supercedes, revokes and terminates any power of attorney executed by the undersigned prior to the date hereof for the purposes listed above.

[Exhibit A and Signature Pages Follow]

Power of Attorney

Exhibit A

HKL I Partners	Summit Accelerator Management, LLC
HKL I, LLC	Summit Accelerator Management, L.P.
SD II Bennington Blocker Corp.	Summit Accelerator Partners, LLC
SD II Eyeglass Blocker Corp.	Summit Accelerator Partners, L.P.
SD II Eyeglass Holdings, L.P.	Summit Founders' Fund II, L.P.
SD III-B Nomacorc Blocker Corp.	Summit Founders' Fund, L.P.
SD III-B Nomacorc Holdings, L.P.	Summit GmbH & Co. Beteiligungs KG
SD III-B Tippmann Blocker Corp.	Summit Incentive Plan II, L.P.
SD III-B Tippmann Holdings, L.P.	Summit Incentive Plan, L.P.
SD III-B Tivoli Blocker Corp.	Summit Investment Holdings Trust
SD III-B Tivoli Holdings, L.P.	Summit Investment Holdings Trust II
SD III-B TUI Blocker Corp.	Summit Investors (SAF) IV, L.P.
SD III-B TUI Holdings, L.P.	Summit Investors Holdings Trust
SDIII-B Focus Blocker Corp.	Summit Investors I (UK), L.P.
SDIII-B Focus Holdings, L.P.	Summit Investors I, LLC
Shearson Summit Partners Management, L.P.	Summit Investors II, L.P.
SP (1984), L.P.	Summit Investors III, L.P.
SP PE VII-B Announce Blocker Corp.	Summit Investors Management, LLC
SP PE VII-B Announce Holdings, L.P.	Summit Investors VI, L.P.
SP PE VII-B Nomacorc Holdings, L.P.	Summit Investors, L.P.
SP VC II-B TMFS Blocker Corp.	Summit LogistiCare LLC
SP VC II-B TMFS Holdings, L.P.	Summit Master Company, LLC
Sparta Holding Corporation	Summit Partners III S.a.r.l.
SPPE VII-B Aurora Blocker Corp.	Summit Partners PE VII, LLC
SPPE VII-B Aurora Holdings, L.P.	Summit Partners PE VII, L.P.
SPPE VII-B CD Blocker Corp.	Summit Partners Blocker, Inc.
SPPE VII-B Champion Blocker Corp.	Summit Partners Europe Private Equity Fund, L.P.
SPPE VII-B Nomacorc Blocker Corp.	Summit Partners Europe, L.P.
SPPE VII-B SUN Blocker Corp.	Summit Partners Europe, LTD.
SPPE VII-B SUN Holdings, L.P.	Summit Partners F.F. Corp.
SPPE VII-B TUI Blocker Corp.	Summit Partners Holdings, L.P.
SPPE VII-B TUI Holdings, L.P.	Summit Partners II S.a.r.l.
SPVCII-B Anesthetix Blocker Corp.	Summit Partners II, L.P.
SPVCII-B LiveOffice Blocker Corp.	Summit Partners III, L.P.
Stamps, Woodsum & Co.	Summit Partners IV, L.P.
Stamps, Woodsum & Co. II	Summit Partners, LLC
Stamps, Woodsum & Co. III	Summit Partners Private Equity Fund VII-A, L.P.
Stamps, Woodsum &Co. IV	Summit Partners Private Equity Fund VII-B, L.P.
Summit Accelerator Founders' Fund, L.P.	Summit Partners S.a.r.l.
Summit Accelerator Fund, L.P.	Summit Partners SD II, LLC

Power of Attorney

Exhibit A

Summit Partners SD III, L.P.	Summit Ventures V, L.P.
Summit Partners SD III, LLC	Summit Ventures VI-A, L.P.
Summit Partners SD IV, LLC	Summit Ventures VI-B HCP Blocker Corp.
Summit Partners SD IV, LP	Summit Ventures VI-B HCP, L.P.
Summit Partners SD IV-A, LP	Summit Ventures VI-B, L.P.
Summit Partners SD IV-B, LP	Summit Ventures, L.P.
Summit Partners SD, L.P.	Summit Verwaltings GmbH
Summit Partners V S.a.r.l.	Summit VI Advisors Fund, L.P.
Summit Partners V, L.P.	Summit VI Entrepreneurs Fund L.P.
Summit Partners VC II LLC	Summit/CAM Holdings, LLC
Summit Partners VC II LP	Summit/Meditech LLC
Summit Partners Venture Capital Fund II-A, L.P.	Summit/Sun Holdings, LLC
Summit Partners Venture Capital Fund II-B, L.P.	SV Eurofund, C.V.
Summit Partners VI (GP), L.P.	SV International, L.P.
Summit Partners VI (GP), LLC	SV VI -B Eyeglass Common Blocker Corp.
Summit Partners VI-A France	SV VI -B Eyeglass Preferred Blocker Corp.
Summit Partners VI-A S.a.r.l.	SV VI B Tippmann Common Blocker Corp.
Summit Partners VI-B France	SV VI B Tippmann Preferred Blocker Corp.
Summit Partners VI-B S.a.r.l.	SV VI Tippmann Holdings. L.P.
Summit Partners VII-A S.a.r.l.	SV VI-B Aurora Blocker Corp.
Summit Partners VII-B S.a.r.l.	SV VI-B Aurora Holdings, L.P.
Summit Partners VIII S.a.r.l.	SV VI-B Bennington Blocker Corp.
Summit Partners, L.P.	SV VI-B Bennington Holdings, L.P.
Summit Partners, LP Profit Sharing Plan and Trust	SV VI-B CAM Blocker Corp.
Summit Partners, LP Savings and Investment Plan	SV VI-B CAM Holdings, L.P.
Summit Partners, Ltd.	SV VI-B CD Blocker Corp.
Summit Retained Earnings, L.P.	SV VI-B CD Holdings, L.P.
Summit Subordinated Debt Fund II, L.P.	SV VI-B Commnet Common Blocker Corp.
Summit Subordinated Debt Fund III-A, L.P.	SV VI-B Commnet Holdings, L.P.
Summit Subordinated Debt Fund III-B, L.P.	SV VI-B Commnet Preferred Blocker Corp.
Summit Subordinated Debt Fund, L.P.	SV VI-B Eyeglass Holdings, L.P.
Summit TRI, L.P.	SV VI-B Focus Blocker Corp.
Summit UK Advisory LLC	SV VI-B Focus Holdings, L.P
Summit V Advisors Fund QP, L.P.	SV VI-B LiteCure Blocker Corp.
Summit V Advisors Fund, L.P.	SV VI-B LiteCure, L.P.
Summit V Companion Fund, L.P.	SV VI-B Tippmann Holdings. L.P.
Summit Ventures II, L.P.	SV VI-B Tivoli Blocker Corp.
Summit Ventures III, L.P.	SV VI-B Tivoli Holdings, LP
Summit Ventures IV, L.P.	SWC Holdings CO.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 27 day of August, 2008.

/s/Gregory M. Avis
Gregory M. Avis

State of California                         )
                                                    ) ss:
County of San Mateo                   )

On this 27 day of August, 2008, before me personally came Gregory M. Avis, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Lisa Franco
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/John R. Carroll
John R. Carroll

Commonwealth of Massachusetts )
                                                    ) ss:
County of Suffolk                         )

On this 15 day of September, 2008, before me personally came John R. Carroll, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 18 day of August, 2008.

/s/Peter Y. Chung
Peter Y. Chung

State of California                         )
                                                    ) ss:
County of San Mateo                   )

On this 18 day of August, 2008, before me personally came Peter Y. Chung, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Elisa Leonhardt
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 5 day of Sept., 2008.

/s/Scott C. Collins
Scott C. Collins

Kingdom of England                     )
                                                    ) ss:
City of London                             )

On this 5th day of September, 2008, before me personally came Scott C. Collins, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Edward Gardiner
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/Christopher J. Dean
Christopher J. Dean

Commonwealth of Massachusetts )
                                                    ) ss:
County of Suffolk                         )

On this 15 day of September, 2008, before me personally came Christopher J. Dean, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/Bruce R. Evans
Bruce R. Evans

Commonwealth of Massachusetts )
                                                    ) ss:
County of Suffolk                         )

On this 15 day of September, 2008, before me personally came Bruce R. Evans, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 18 day of August, 2008.

/s/Charles J. Fitzgerald
Charles J. Fitzgerald

State of California                         )
                                                    ) ss:
County of San Mateo                   )

On this 18 day of August, 2008, before me personally came Charles J. Fitzgerald, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Elisa Leonhardt
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 21 day of August, 2008.

/s/Craig D. Frances
Craig D. Frances

State of California                         )
                                                    ) ss:
County of San Mateo                   )

On this 21 day of August, 2008, before me personally came Craig D. Frances, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Elisa Leonhardt
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/Thomas H. Jennings
Thomas H. Jennings

Commonwealth of Massachusetts )
                                                    ) ss:
County of Suffolk                         )

On this 15 day of September, 2008, before me personally came Thomas H. Jennings, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 18 day of August, 2008.

/s/Walter G. Kortschak
Walter G. Kortschak

State of California                         )
                                                    ) ss:
County of San Mateo                   )

On this 18 day of August, 2008, before me personally came Walter G. Kortschak, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Elisa Leonhardt
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 5th day of September, 2008.

/s/Sotiris T. Lyritzis
Sotiris T. Lyritzis

Kingdom of England                     )
                                                    ) ss:
City of London                             )

On this 5th day of September, 2008, before me personally came Sotiris T. Lyritzis, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Edward Gardiner
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/Martin J. Mannion
Martin J. Mannion

Commonwealth of Massachusetts )
                                                    ) ss:
County of Suffolk                         )

On this 15 day of September, 2008, before me personally came Martin J. Mannion, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 12 day of August, 2008.

/s/Harrison B. Miller
Harrison B. Miller

State of California                         )
                                                    ) ss:
County of San Mateo                   )

On this 12 day of August, 2008, before me personally came Harrison B. Miller, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Lisa Franco
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/Kevin P. Mohan
Kevin P. Mohan

Commonwealth of Massachusetts )
                                                    ) ss:
County of Suffolk                         )

On this 15 day of September, 2008, before me personally came Kevin P. Mohan, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/Thomas S. Roberts
Thomas S. Roberts

Commonwealth of Massachusetts )
                                                    ) ss:
County of Suffolk                         )

On this 15 day of September, 2008, before me personally came Thomas S. Roberts, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10 day of September, 2008.

/s/E. Roe Stamps
E. Roe Stamps

State of Florida                            )
                                                   ) ss:
County of Monroe                       )

On this 10 day of September, 2008, before me personally came E. Roe Stamps, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Joanne Muniz
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/Joseph F. Trustey
Joseph F. Trustey

Commonwealth of Massachusetts )
                                                    ) ss:
County of Suffolk                         )

On this 15 day of September, 2008, before me personally came Joseph F. Trustey, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/Stephen G. Woodsum
Stephen G. Woodsum

Commonwealth of Massachusetts )
                                                    ) ss:
Country of Suffolk                        )

On this 15 day of September, 2008, before me personally came
Stephen G. Woodsum, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 9th day of December, 2010.

/s/Joseph J. Kardwell
Joseph J. Kardwell

Commonwealth of Massachusetts )
                                                    ) ss:
Country of Suffolk                        )

On this 9 day of December, 2010, before me personally came Joseph J. Kardwell, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Ma Laarni Canoy
Notary Public